1000126107
19816081
Chase
2
DELINQ(179/179)
LA
1/1/2005
7/11/2005
$175,000.00
$125,000.00
$35,000.00
$34,883.11
99.93%
139.81%
-28.57%
Conventional
w/o PMI
4/8/2005
$139,885.24
Summary:
10/28/2005 10:33:44 AM
RICHIE
Walk/Charge off in process. Insufficient equity to pursue 2nd lien
1000190885
19823053
Chase
1
DELINQ(149/149)
MO
1/1/2005
6/17/2005
9/20/2005
$75,000.00
$70,000.00
$63,750.00
$63,632.08
85.00%
90.90%
-6.66%
Conventional
w/o PMI
4/8/2005
$0.00
Summary:
10/28/2005 10:34:11 AM
RICHIE
Default letter issued 08-23-05. Receiving promises to pay, in Loss Mitigation
1000191544
19823111
Chase
2
DELINQ(239/239)
MI
1/1/2005
5/16/2005
$195,000.00
$175,000.00
$39,000.00
$38,911.79
100.00%
111.37%
-10.25%
Conventional
w/o PMI
4/8/2005
$156,000.00
Summary:
10/28/2005 10:34:21 AM
RICHIE
Charge off completed 08-24-05. Insufficient equity to pursue 2nd lien
1000212102
19824754
Chase
1
DELINQ(149/149)
MO
1/1/2005
6/17/2005
9/12/2005
$67,000.00
$15,000.00
$56,950.00
$56,723.22
85.00%
378.15%
-77.61%
Conventional w/
PMI
4/8/2005
$0.00
Summary:
10/28/2005 12:10:08 PM
RICHIE
Reconciliation completed 09-12-05. No analysis of the original appraisal was given. It is the researchers opinion that a decline in the market is to blame for the shift in value. Property has been neglected, no dollar amount for repairs listed.
10/28/2005 10:34:33 AM
RICHIE
Account referred to foreclosure 10-11-05
1901682
19788132
Chase
2
DELINQ(209/209)
MN
12/1/2004
5/17/2005
$123,000.00
$105,000.00
$24,430.00
$24,327.02
99.31%
116.23%
-14.63%
Conventional
w/o PMI
4/8/2005
$97,720.00
Summary:
10/28/2005 10:31:29 AM
RICHIE
Charge off completed 09-30-05. Insufficient equity to pursue 2nd lien
1928159
19791714
1
DELINQ(179/179)
TX
12/1/2004
7/31/2005
6/21/2005
$550,000.00
$256,000.00
$512,525.00
$511,049.28
93.19%
199.62%
-53.45%
Conventional
4/8/2005
$0.00
Watch List Report
Date: 11/1/2005 9:56:47 AM Deal Number: SASCO 2005-NC1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation
Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 1 of 2 (8 records returned)

Chase
w/o PMI
Summary:
10/28/2005 12:09:17 PM
RICHIE
Reconciliation completed 10-18-05. Researcher believes appraiser user superior comps and possibly included acreage that was not part of the property legal description. Property is large, but dated and cannot compete with newer construction in more easily accessed areas. Value is being tied closer to the most recent
BPO value.
10/28/2005 10:31:50 AM
RICHIE
Property in hurricane Rita area, unable to proceed at this time.
1954626
19799501
Chase
1
DELINQ(179/179)
TX
1/1/2005
8/30/2005
6/23/2005
$134,000.00
$90,000.00
$89,990.00
$89,832.71
67.16%
99.81%
-32.83%
Conventional
w/o PMI
4/8/2005
$0.00
Summary:
10/28/2005 10:32:35 AM
RICHIE
Property in hurricane Rita area, unable to proceed at this time.
1956330
19800044
Chase
2
DELINQ(149/149)
NE
1/1/2005
5/9/2005
8/2/2005
$85,000.00
$85,000.00
$20,000.00
$19,915.09
100.00%
99.90%
0.00%
Conventional
w/o PMI
4/8/2005
$65,000.00
Summary:
10/28/2005 10:32:57 AM
RICHIE
Walk/Charge off in process. Insufficient equity to pursue 2nd lien
Watch List Report
Date: 11/1/2005 9:56:47 AM Deal Number: SASCO 2005-NC1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation
Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 2 of 2 (8 records returned)
Watch List Report
Date: 11/1/2005 9:56:47 AM Deal Number: SASCO 2005-NC1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation
Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 2 of 2 (8 records returned)